Payables to third parties	12 Months Ended
Dec. 31, 2021
Payables to third parties [Abstract]
Paybles to third parties
Payables to third parties, in the amount of R$13,217,150 (R$10,101,510 as of December 31, 2020) correspond mainly to amounts to be paid to merchants related to transactions carried out by their card holders, net of the intermediation fees and discounts applied. PagSeguro Brazil’s average settlement terms agreed upon with commercial establishments is up to
14 days.
From the total amount of payable to third parties, R$533,436 (R$739,951, as of December 31, 2020) refer to the balance of transactions settled on merchant's payment account and available to be used by them and R$5,167,577 (R$3,566,818 as of December 31, 2020) are the balance of the clients maintained in their banking accounts that are invested by the Company in Certificate of Deposits with 30 days of maturity and interest average rate of 59% of CDI (45% of CDI in December 2020).